UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2005

                         IMAGE INNOVATIONS HOLDINGS INC.
                         -------------------------------
        (Exact name of small Business Issuer as specified in its charter)

          NEVADA                         0-50119                 91-1898414
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

432 Park Avenue South, New York, New York                      10022
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (518) 589-9994

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on December 5, 2005, the Audit Committee of the Registrant concluded that a forensic accounting investigation concerning the consolidated financial statements of the Registrant for the fiscal year ended December 31, 2004 (the "2004 Financials") would be necessary to confirm the Registrant's recorded revenue and receivables in respect of such period. At such time, the Registrant advised its independent registered accounting firm, Goldstein Golub Kessler LLP, that such forensic audit would be commenced.

On March 16, 2006, the forensic accounting firm retained by the Audit Committee to conduct the investigation presented preliminary findings to the Audit Committee concluding that a number of revenue and receivables in respect of inventory sales of the Registrant were improperly recorded. On March 16, 2006, based on such preliminary findings, the Audit Committee, in consultation with the forensic accountant, determined that the 2004 Financials and the related independent auditor's report can no longer be relied upon. Accordingly, the Registrant anticipates that a restatement of the 2004 Financials will be necessary. Since the forensic accounting firm has not yet completed its investigation, the exact nature and full extent of the restatement is not known at this point. However, it is expected that the restatement will reflect materially lower revenue, and materially greater net loss, than originally reported by the Registrant in the 2004 Financials. The Registrant advised GGK of the filing of this Report.

The press release relating to the above disclosures is attached to this Report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      99.1  Press Release dated March 16, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMAGE INNOVATIONS
                                        HOLDINGS INC.
                                        (Registrant)


      Date: March 27, 2006              By: /s/ Michael Preston
                                            ------------------------------------
                                                Michael Preston
                                                Chief Executive Officer